CITY NATIONAL ROCHDALE FUNDS

City National Rochdale Municipal High Income Fund

Servicing Class (CNRMX)

Class N (CNRNX)

Supplement dated May 18, 2026, to the Summary Prospectus, Prospectus and Statement of Additional Information

dated January 28, 2026

The Board of Trustees of City National Rochdale Funds (the “Trust”) has approved the reorganization of the City National Rochdale Municipal High Income Fund (the “Acquired Fund”), a series of the Trust, into the American Beacon Aberdeen Municipal High Income ETF (the “Acquiring Fund”), a series of American Beacon Select Funds advised by American Beacon Advisors, Inc. (“American Beacon”) and sub-advised by abrdn Inc. The proposed reorganization of the Acquired Fund is subject to approval by its shareholders and certain other closing conditions being satisfied.

The reorganization was proposed by RBC Rochdale, LLC (“RBC Rochdale”), the investment adviser to the Acquired Fund. RBC Rochdale and American Beacon have entered into an asset purchase agreement pursuant to which American Beacon will acquire certain assets related to RBC Rochdale’s business of providing investment advisory services to the Acquired Fund. The closing of this transaction between RBC Rochdale and American Beacon is contingent upon certain conditions, including the approval of the reorganization by Acquired Fund shareholders. There is no assurance that the transaction will close.

The Board of Trustees of the Trust also approved the combination of Class N shares into Servicing Class shares of the Acquired Fund in advance of the reorganization. The Acquiring Fund will offer a single class of shares.

Management of the Trust intends to send shareholders of the Acquired Fund a combined proxy statement/prospectus (“Proxy Statement”) during the third quarter of 2026. The Proxy Statement will contain important information about the proposed reorganization and the Acquiring Fund, as well as voting instructions.

If the proposed reorganization of the Acquired Fund is approved by its shareholders, and certain other closing conditions are satisfied, including the closing of the transaction between RBC Rochdale and American Beacon, the Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume all of the Acquired Fund’s liabilities, and each shareholder of the Acquired Fund will receive shares of the Acquiring Fund (and cash in lieu of fractional shares, if any) having equivalent value to the shareholder’s investment in the Acquired Fund immediately before the reorganization. The reorganization is expected to qualify as a tax-free reorganization, which generally means that the reorganization will result in no gain or loss being recognized for federal income tax purposes by the Acquired Fund or its shareholders as a direct result of the reorganization. The redemption of any fractional shares may be a taxable event to shareholders. If approved by Acquired Fund shareholders, and the other closing conditions are satisfied, the reorganization is expected to close in the first quarter of 2027.

Acquired Fund shareholders are urged to read the Proxy Statement relating to the proposed reorganization carefully because the Proxy Statement will contain important information about the proposed reorganization, including information with respect to the investment objectives, risks, charges and expenses of the Acquiring Fund and other important information that Acquired Fund shareholders should carefully consider. This supplement is not an offer to sell shares of the Acquiring Fund, nor is it a solicitation of a proxy from any Acquired Fund shareholder.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.